Exhibit 10(b)

PricewaterhouseCoopers LLP 214 North Tryon Street Suite 3600 Charlotte, NC 28202 Telephone (704) 344 7500 Facsimile (704) 344 4100 www.pwc.com

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the inclusion within Exhibit 23-11 in this Amendment No. 28 to the BlackRock Basic Value Principal Protected Fund of BlackRock Principal Protected Trust's Registration Statement on Form N-1A, of our report dated March 26, 2009, relating to the financial statements of Main Place Funding, LLC, which appears in Main Place Funding, LLC's Financial Statements for the year ended December 31, 2008.

/s/ PricewaterhouseCoopers, LLP

Charlotte, North Carolina
October 26, 2009